SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ] Confidential For Use of
                                                the Commission Only (as
[X] Definitive Proxy Statement                  Permitted by Rule 14a-6(e)(2)
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE INTERGROUP CORPORATION
              (Name of Registrant as Specified In Its Charter)

                         THE INTERGROUP CORPORATION
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ___ (set forth amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(3) Date Filed:

                          THE INTERGROUP CORPORATION
                               820 MORAGA DRIVE
                          LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500
                              ___________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 26, 2000

To the Shareholders of
     The InterGroup Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The InterGroup Corporation ("InterGroup" or the "Company") will be held in the Luxe Summit Hotel Bel-Air, 11461 Sunset Boulevard, Los Angeles, California 90049 on January 26, 2000 at 2:00 P.M. for the following purposes:

    (1) to elect two Class C Directors to serve until the 2002 Annual Meeting and until their successors shall have been duly elected and qualified;

    (2) to ratify the retention of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending June 30, 2000; and

    (3) to transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on December 13, 1999 as the record date for determining the shareholders having the right to vote at the meeting or any adjournments thereof.

     Your proxy is important whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: December 16, 1999

                                          By Order of the Board of Directors,

                                      /s/ Gary N. Jacobs

                                          Gary N. Jacobs
                                          Secretary

                          THE INTERGROUP CORPORATION
                              820 MORAGA DRIVE
                         LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JANUARY 26, 2000

The Board of Directors of The InterGroup Corporation ("InterGroup" or the "Company") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held on January 26, 2000 or at any adjournments thereof. Only shareholders of record at the close of business on December 13, 1999 are entitled to notice of, and to vote at, the Annual Meeting.

Each shareholder is entitled to cast, in person or by proxy, one vote for each share held of record at the close of business on December 13, 1999. As of December 13, 1999 there were outstanding 1,986,687 shares of common stock, par value $.01 per share (the "Common Stock"), the only outstanding voting security of the Company. Of the total 1,986,687 shares outstanding, a majority, or 993,344, voting shares will constitute a quorum for the transaction of business at the meeting. The affirmative vote of the holders of the majority of the shares of the Common Stock present and represented at the meeting and entitled to vote is required to elect directors and ratify the selection of the company's independent accountants.

The proxies named in the accompanying Form of Proxy will vote the shares represented thereby if the proxy appears to be valid on its face, and where specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by the proxies will be voted (1) to elect two Board nominees for Class C Directors for a three-year term expiring at the 2002 Annual Meeting of Shareholders; and (2) for the ratification of the retention of Price WaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending June 30, 2000.

If you give us a proxy you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to shareholders on or about December 23, 1999. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                                 PROPOSAL I
                        Election of Class C Directors

The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not more than nine nor less than five members.
The exact number of Directors, presently six, is fixed by the Board prior to each year's Annual Meeting of Shareholders. The Board is divided into three staggered classes, each class having not less than one nor more than three members. Each Director is elected to serve for a three-year term, and until the election and qualification of his or her successor. When vacancies on the Board occur, due to resignation or otherwise, the Directors then in office may continue to exercise the powers of the Directors and a majority of such directors may select a new Director to fill the vacancy. Any Director may resign at any time. Any Director may be removed by the vote of, or written consent of, the holders of a majority of the shares of Common Stock outstanding at a special meeting called for the purpose of removal or to ratify the recommendation of a majority of the Directors that such Director be removed.

The term of the Class C Directors expires at the Annual Meeting. The Board proposes Mildred Bond Roxborough and John C. Love as Class Directors to serve until the 2002 Annual Meeting and until the election and qualification of their successors. The Board of Directors has been informed that the nominees have consented to being named as nominees and are willing to serve as Directors if elected. However, if any nominee should be unable, or declines to serve, it is intended that the proxies will be voted for such other person as the proxies shall, in their discretion, designate. Unless otherwise directed in the accompanying Proxy, the person's name therein will vote FOR the election of this nominee. Election requires the affirmative vote of a majority of the shares represented and voted at the annual meeting.


                  DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company:


Position with
    Name                  the Company         Age     Term to Expire
------------------     ------------------     ---    -----------------
Class A Directors:

John V. Winfield      Chairman of the Board;   53     2000 Annual Meeting
(1)(4)(5)(6)(7)       President and Chief
                      Executive Officer
Josef A.
Grunwald(2)(3)(5)(7)  Director                 51     2000 Annual Meeting

Class B Directors:

Gary N. Jacobs
(1)(2)(6)(7)          Secretary; Director      54     2001 Annual Meeting

William J. Nance (1)
(2)(3)(4)(6)(7)       Treasurer; Director      55     2001 Annual Meeting

Class C Directors:

Mildred Bond
Roxborough(2)         Director                 72     1999 Annual Meeting

John C. Love (3)(4)   Director                 59     1999 Annual Meeting

Other Executive Officers:

Gregory C. McPherson  Executive Vice           40      N/A
                      President;
                      Assistant Treasurer

Michael G. Zybala     Vice President           47      N/A
                      Operations;
                      Assistant Secretary
------------------

(1)  Member of the Executive Committee
(2)  Member of the Administrative and Compensation Committee
(3)  Member of the Audit and Finance Committee
(4)  Member of the Real Estate Investment Committee
(5)  Member of the Nominating Committee
(6)  Member of the Securities Investment Committee
(7) Member of the Special Strategic Options Committee

Business Experience:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first appointed to the Board in 1982. He currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having first been appointed as such in 1987. Mr. Winfield also serves as President, Chairman and Chief Executive Officer of Santa Fe Financial Corporation ("Santa Fe") and Portsmouth Square, Inc. ("Portsmouth") and Chairman of the Board of Healthy Planet Products, Inc. ("Healthy Planet") and Etz Lavud, Ltd, all public companies.

Josef A. Grunwald -- Mr. Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald was first elected to the Board in 1987. Mr. Grunwald is also a Director of Portsmouth.

William J. Nance -- Mr. Nance is a Certified Public Accountant and private consultant to the real estate and banking industries. He also serves as President of Century Plaza Printer, Inc. Mr. Nance was first elected to the Board in 1984. He was appointed Treasurer, Chief Operating Officer and Chief Financial Officer in 1987. Mr. Nance resigned as Chief Operating Officer and Chief Financial Officer in January 1990 but continues to serve as Treasurer. Mr. Nance is also a Director of Santa Fe, Portsmouth and Healthy Planet.

Mildred Bond Roxborough -- Ms. Roxborough was Director of Development and Special Programs of the National Association for the Advancement of Colored People (NAACP) from 1986 to 1997. She also served as Vice Chairman of the Board of Directors of America's Charities Federation, Chairman of its Membership and Personnel Committees and member of its Long Range Planning Committee; and Member of the Board of Directors of Morningside Health and Retirement Service, Member of Personnel Committee of Morningside Heights Housing Corporation. Since 1997 Ms. Roxborough has served as a consultant to the NAACP. Ms. Roxborough was first appointed to the Company's Board in 1984 and served as Vice Chairman from 1987 through 1994.

Gary N. Jacobs -- Mr. Jacobs was appointed to the Board and as Secretary in 1998. Mr. Jacobs is a senior partner of the law firm of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, where he heads the corporate department. Mr. Jacobs graduated summa cum laude from Brandeis University and from Yale Law School, where he was Order of the Coif. He is a Trustee of the Natural History Museum of Los Angeles County and a member of the Board of Overseers of Brandeis University's Graduate School of International Economics and Finance. Mr. Jacobs is Secretary of Youbet.com, Inc. (Nasdaq-NMS).

John C. Love -- Dr. Love was appointed to the Board in 1998. He is an independent consultant to the hospitality and tourism industries and was formerly a general partner in the national CPA and consulting firm of Pannell Kerr Forster. He is Chairman Emeritus of the Board of Trustees of Golden Gate University in San Francisco. Dr. Love is also a Director of Santa Fe and Portsmouth.

Gregory C. McPherson -- Mr. McPherson joined the Company in 1993. Prior to joining the Company, Mr. McPherson was a private financial and strategic advisor, served as Vice President in the Investment Banking and Corporate Finance Department of Kemper Securities Group, Inc., was with Prudential Bache Capital Funding in their Mergers and Acquisitions and Financial Restructuring Group and was a manager at the public accounting firm of PricewaterhouseCoopers LLP. Mr. McPherson received an M.B.A. from the Harvard Business School and is a Certified Public Accountant. Mr. McPherson also serves as a special consultant to Portsmouth.

Michael G. Zybala -- Mr. Zybala was appointed Vice President Operations and Assistant Secretary of the Company on January 27, 1999. Mr. Zybala is an attorney at law and has served as a special legal consultant to the Company. Mr. Zybala is also the Vice President and Secretary of Santa Fe and Portsmouth and has served as their General Counsel since 1995. Mr. Zybala has provided legal services to Santa Fe and Portsmouth since 1978. Mr. Zybala is also a Director of Healthy Planet and has served as its Secretary since August 1998.

There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or officers. No director or executive officer was involved in any legal proceeding requiring disclosure.

Committees

The Company has an Executive Committee which meets in lieu of the Board upon the request of the Chairman of the Committee. Mr. Winfield is Chairman of the Executive Committee. The Committee held four meetings during the 1999 Fiscal Year.

Mr. Nance serves as Chairman of the Company's Administrative and Compensation Committee, which reviews executive salaries and any stock based compensation plans. This committee held three meetings during the 1999 Fiscal Year.

The Audit and Finance Committee is chaired by Mr. Nance. It held one meeting during the 1999 Fiscal Year. This committee meets with the Company's personnel and with representatives of the Company's independent public accountants to review internal auditing procedures and matters relating to the annual audit of the Company's financial statements, and recommends to the Board the appointment of the independent certified public accountants.

The Company has a Real Estate Investment Committee, which is chaired by Mr. Nance. This committee held three meetings during the 1999 Fiscal Year. The Real Estate Investment Committee reviews potential acquisitions and dispositions of property.

The Company's Nominating Committee is chaired by Mr. Grunwald. The committee held one meeting during the 1999 Fiscal Year. The Nominating Committee selects nominees for election or re-election of directors and officers.

The Company's Securities Investment Committee is chaired by Mr. Winfield. This committee held five meetings during the 1999 Fiscal Year. The Securities Investment Committee oversees and establishes certain investment procedures and reports to the Board on a quarterly basis.

The Company's Special Strategic Options Committee is chaired by Mr. Winfield. This committee held no meetings during the 1999 Fiscal Year. The Special Strategic Options Committee reviews and considers the Company's strategic options and provides guidance to accomplish its goals considering both current and prospective investment opportunities.

The Board held fifteen meetings during the 1999 Fiscal Year. No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he or she served as Director during the 1999 Fiscal Year.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 1999 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                              EXECUTIVE COMPENSATION

Executive Officers Compensation

The following table provides certain summary information concerning compensation paid to or accrued by the Company to the Executive Officers and one employee of the Company who earned more than $100,000 (salary and bonus) for all services rendered to the Company and its subsidiaries for fiscal years 1999, 1998 and 1997. There are currently no employment contracts with the Executive Officers.

                        SUMMARY COMPENSATION TABLE
                                                                        Long-Term
                                    Annual Compensation                Compensation
                                    -------------------                ------------
                                                                         Awards
                                                                         ------
                                                                       Securities
Name and Principal                                     Other Annual    Underlying
Position                  Year     Salary      Bonus   Compensation    Options/SARs
-------------------      ------   -------      ------  -------------   ------------
John V. Winfield
Chairman; President       1999   $257,290(1)     -      $56,200(2)       150,000
and Chief Executive       1998   $102,078        -      $43,193(2)
Officer                   1997   $102,078        -      $29,693(2)

Gregory C. McPherson      1999   $ 82,131(3)  $10,000           -
Executive Vice President; 1998   $ 97,656(3)  $10,000           -
and Assistant Treasurer   1997   $ 97,082(3)     -              -

Michael G. Zybala
Vice President Operations 1999   $118,850(4)  $10,000           -

David C. Gonzalez         1999   $120,000     $55,000           -
Director of Real Estate   1998   $105,000     $60,000
---------------------

(1) Mr. Winfield is the President and Chairman of the Board of Santa Fe and Portsmouth, and also received total compensation of $217,521, $114,084 and $114,084 (including directors fees and insurance benefits) from those entities during fiscal years 1999, 1998 and 1997, respectively.

(2) Amounts include an auto allowance and compensation for a portion of the salary of an assistant. The auto allowance was $29,700, $29,193 and $29,693 during fiscal years 1999, 1998 and 1997, respectively. The amount of compensation related to the assistant was approximately $26,500 and $14,000 during fiscal years 1999 and 1998 respectively. During fiscal 1999, the Company also paid premiums in the amount of $42,577 for a split dollar whole life insurance policy owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payment to the beneficiary.

(3) Mr. McPherson is a consultant of Portsmouth and received consulting fees of $88,200, $88,200 and $86,282 during fiscal years 1999, 1998 and 1997, respectively.

(4) Mr. Zybala became Vice President Operations in January 1999. His salary is allocated 30% to the Company and 70% to Santa Fe and Portsmouth.

                      OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The following table contains information concerning individual grants of stock options or Stock Appreciation Rights ("SARs") made during the last completed fiscal year to each of the named executive officers.

                 Number of Secu-     Percent of Total
                  rities Underlying    Options/SARs
                    Options/SARs        Granted To       Exercise of
                      Granted           Employees In      Base Price    Expiration
       Name             (#)             Fiscal Year        ($/Sh)         Date
       ----       -----------------    ---------------   -----------    ----------
John V. Winfield       150,000(1)           100%           $11.875       12/21/08
----------------

(1) On December 22, 1998 Mr. Winfield was granted options to purchase up to 150,000 shares of the Common Stock of the Company at an exercise price of $11.875 per share, which was the closing price of the Common Stock on the date of grant. The term of the options is for the period beginning December 22, 1998 and ending on December 21, 2008. No options may be exercised prior to June 8, 1999 and vest according to the following schedule: December 22, 1998 - 37,500 shares; January 27, 1999 - 37,500 shares; December 22, 1999 - 37,5000 shares; December 22, 2000 - 37,500 shares.



             AGGREGATE OPTIONS/SAR EXERCISES IN THE LAST FISCAL YEAR
                  AND FISCAL YEAR END OPTION/SAR VALUES

The following table contains information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs.


                                              Number of Securities
              Shares                         Underlying Unexercised      Value of Unexercised
           Acquired on        Value            Options/SARs as of        In-the-Money Options/
Name       Exercise (#)     Realized ($)         June 30, 1999            at June 30, 1999
----       ------------     -----------      -----------------------      --------------------
                                           Exercisable/Unexercisable   Exercisable/Unexercisable
                                           -------------------------   -------------------------
John V.
Winfield             -      $     -            75,000/75,000                 $9,375/$9,375(1)
--------------

(1) Based on the closing price of the Company's Common Stock on June 30, 1999 of $12.00 per share.


1998 Stock Option Plan for Non-Employee Directors

On December 8, 1998, the Board of Directors of the Company adopted, subject to stockholder approval and ratification, a 1998 Stock Option Plan for Non-employee Directors (the "Plan"). The stockholders ratified that plan on January 27, 1999.

The stock to be offered under the Plan shall be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the Plan shall not exceed 100,000 shares. The Plan shall terminate on the earliest to occur of (i) the dates when all of the Common Stock available under the Plan shall have been acquired through the exercise of options granted under the Plan; (ii) 10 years after the date of adoption of the Plan by the Board; or (iii) such other date that the Board may determine.

Pursuant the Plan, each non-employee director as of the adoption date of the Plan shall be granted on the date thereof: (i) if he or she became a non-employee director prior to January 1, 1998, an option to purchase 8,000 shares of Common Stock; and (ii) if he or she became a non-employee director on or after January 1, 1998, an option to purchase 4,000 shares of Common Stock. Each new non-employee director who is elected to the Board shall automatically be granted an option to purchase 4,000 shares of Common Stock upon the initial date of election to the Board. On each July 1 following the adoption date, each non-employee director shall be granted an option to purchase 2,000 shares of Common Stock provided he or she holds such position on that date and the number of Common Shares available for grant under the Plan is sufficient to permit such automatic grant.

The exercise price of the option shall be determined at the time of grant and shall not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. The term of the option shall be for ten years. Options granted to any non-employee director will not vest 100% until such person has been a member of the Board for four (4) years or more. Non-employee directors who have been a member of Board less than four (4) years, shall be vested with respect to 20% of the options on the date of grant and 20% on each anniversary of such person having become a member of the Board, provided that the optionee is on each such date serving as a member of the Board or as an employee or consultant to the Company.

Pursuant to the plan, the following non-employee directors of the Company were granted options during fiscal 1999 to purchase shares of Common Stock:
Josef A. Grunwald (8,000 shares); William J. Nance (8,000 shares); Mildred Bond Roxborough (8,000 shares); Gary N. Jacobs (4,000 shares); and John C. Love (4,000 shares). The exercise price for the options is $12.00 per share, which was the closing price of the Company's Common Stock on the Nasdaq National Market System as of the date of grant on December 8, 1998.


1998 Stock Option Plan for Selected Key Officers,
Employees and Consultants

On December 8, 1998, the Board of Directors of the Company adopted, subject to shareholder approval and ratification, a 1998 Stock Option Plan for selected key officers, employees and consultants (the "Key Employee Plan"). The Key Employee Plan was ratified by the stockholders on January 27, 1999.

The stock to be offered under the Key Employee Plan shall be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the Key Employee Plan shall not exceed 200,000 shares. The Key Employee Plan shall terminate on the earliest to occur of
(i) the dates when all of the Common Stock available under the Key Employee Plan shall have been acquired through the exercise of options granted under the Key Employee Plan; (ii) 10 years after the date of adoption of the Key Employee Plan by the Board; or (iii) such other date that the Board may determine.

The Key Employee Plan is administered by a Committee appointed by the Board of Directors which consists of two or more disinterested persons within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Persons eligible to receive options under the Key Employee Plan shall be employees who are selected by the Committee. In determining the Employees to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into account the duties of the respective employee, their present and potential contribution to the success of the Company, their anticipated number of years of active service remaining and other factors as it deems relevant in connection with accomplishing the purposes of the Key Employee Plan. An employee who has been granted an option may be granted an additional option or options as the Committee shall so determine.

The exercise price of the option shall be determined at the time of grant and shall not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. The term of the option shall not exceed 10 years from the date on which the option is granted. The vesting schedule for the options and the method or time that when the option may be exercised in whole or in part shall be determined by the Committee. However, in no event shall an option be exercisable within six months of the date of grant in the case of an optionee subject to Section 16(b) of the Exchange Act. Subject to certain exceptions, the option shall terminate six months after the optionee's employment with the Company terminates. As discussed above, options to purchase 150,000 shares were granted to the Company's CEO during fiscal 1999 pursuant to the Key Employee Plan.

Employee Stock Ownership Plan and Trust ("ESOP")

In April 1986, the Company established an Employee Stock Ownership Plan and Trust ("ESOP" or the "Plan"), effective July 1985, which enabled eligible employees to receive an ownership interest in Common Stock of the Company. The Company did not make any ESOP contributions during fiscal year 1999, made $816 in ESOP contributions during fiscal year 1998 and no contributions in fiscal year 1997. The Company made distributions of 1,680 shares (adjusted for splits) to terminated employees during fiscal year 1998 and made no distributions during fiscal years 1999 and 1997. Effective November 15, 1998, the Plan was terminated and the interest of each participant was fully vested and nonforfeitable. The Plan benefits will be distributed in due course following appropriate governmental filings and approvals, notices to participants, and other procedures and actions considered appropriate by the Company.


Phantom Stock Program

The Company maintained a "phantom" stock program that provides for the issuance of 90,000 units (adjusted for split) with each unit being equivalent to one share of Common Stock. Participating members of the program are credited with the incremental value in shares of common stock and dividend equivalents over a five-year period from the date of award. One-fifth of such credits to participants' accounts will vest on the first anniversary date of the award and an additional one-fifth vest on each of the next four anniversary dates. No units were granted in fiscal year 1998 or fiscal year 1997. As of June 30, 1998, no units were outstanding. The Company terminated the phantom program effective December 3, 1998.

1987 Stock Incentive Plan

In 1987, the Board approved a Stock Incentive Plan providing for the issuance of up to 281,250 shares (adjusted for split) of the Company's Common Stock pursuant to the exercise of the stock options granted under the plan. The Plan also provided for the issuance of SARs that may be granted in connection with or without relation to the stock options. The plan was approved by the Company's shareholders in 1988. In conjunction with the Stock Incentive Plan, the Board and shareholders approved the grant of an option to the Company's President for the purchase of 281,250 shares (adjusted for split) of Common Stock at an exercise price of $5.11 (adjusted for split). During fiscal year 1996, the Company's President fully exercised his option. No additional options or SARs were granted under this plan, and no options to purchase shares of Common Stock remain outstanding. The plan expired August 1, 1998.

Compensation of Directors

The Company's arrangements for compensation of Directors is as follows: the Chairman of the Board of Directors is eligible to receive $9,000 per annum; each Director is eligible to receive a fee of $6,000 per annum and a fee of $500 for each Board or committee meeting attended; and each Director who is a chairman of a committee of the Board of Directors is eligible to receive $600 for each committee meeting which he or she chairs. The Directors who are also Executive Officers do not receive any fee for attending either meetings of the board or of any Board committee. As an Executive Officer, the Company's Chairman has also elected to forego his annual board fee. The Directors are also eligible for grants of options to purchase shares of the Company's Common Stock pursuant to the 1998 Stock Option Plan for Non-Employee Directors.

Except for the foregoing, there are no other arrangements for compensation of Directors and there are no employment contracts between the Company and its Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September December 13, 1999, certain information with respect to the beneficial ownership of Common Stock owned by
(i) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock, (ii) each Director and Executive Officer, and (iii) all Directors and Executive Officers as a group.


Name and Address of           Amount and Nature
Beneficial Owner            of Beneficial Owner(1)     Percentage(2)
--------------------        ----------------------     --------------

John V. Winfield               1,038,438(3)                 49.5%
820 Moraga Drive
Los Angeles, CA 90049

Josef A. Grunwald                 83,045(2)                  4.2%
820 Moraga Drive
Los Angeles, CA 90049

William J. Nance                  48,250(2)                  2.4%
820 Moraga Drive
Los Angeles, CA 90049

Mildred Bond Roxborough           12,350(2)                    *
820 Moraga Drive
Los Angeles, CA 90049

Gary N. Jacobs                     4,250(2)                    *
820 Moraga Drive
Los Angeles, CA 90049

John C. Love                       2,000(2)                    *
820 Moraga Drive
Los Angeles, CA 90049

Gregory C. McPherson               8,993(4)                    *
820 Moraga Drive
Los Angeles, CA 90049

Michael G. Zybala                      0                       *
820 Moraga Drive
Los Angeles, CA 90049

All Directors and
Executive Officers as a
Group (8 persons)              1,199,726                    56.2%
------------------
*  Ownership does not exceed 1%.

(1) Unless otherwise indicated and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Percentages are calculated on the basis of 1,976,987 shares of Common Stock outstanding at December 13, 1999, plus any securities that person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. The following options are included in directors shares: Josef A. Grunwald - 10,000; William J. Nance - 10,000; Mildred Bond Roxborough - 10,000; Gary N. Jacobs - 10,000; John C. Love - 10,000.

(3) Includes 31,113 shares allocated to Mr. Winfield under the ESOP and 75,000 shares of which Mr. Winfield has the right to acquire pursuant to options. Does not include an additional 15,151 shares held by the ESOP with respect to which Mr. Winfield, as trustee, would have the power to vote if voting instructions are not provided by the participants on a timely basis.

Includes 3,594 shares allocated to Mr. McPherson under the ESOP.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 26, 1999, the Executive Committee of the Company authorized a short-term loan from the Company to the Company's Chairman and President in the amount of $426,000 at an interest rate equal to the prime rate, as of the date of the loan, plus one percent (8.75%). All principal and interest under the loan was due on May 31, 1999. The loan was repaid in full with interest on May 31, 1999.

On January 4, 1999, the Executive Committee of the Company authorized a short-term loan from the Company to the Company's Chairman and President in the amount of $350,000 at an interest rate equal to the prime rate, as of the date of the loan, plus one percent (9.5%). All principal and interest under the loan was due on March 31, 1999. The loan was repaid in full with interest on March 31, 1999.

On December 4, 1998, the Administrative and Compensation Committee authorized the Company to obtain whole life and split dollar insurance policies covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal 1999, the Company paid premiums in the amount of $42,577 for the split dollar whole life insurance policy owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

On June 30, 1998, the Company's Chairman and President entered into a voting trust agreement with the Company giving the Company the power to vote on his 3.7% interest in the outstanding shares of the Santa Fe common stock.

In May 1996, the Company's Chairman and President exercised options to purchase 421,875 shares (adjusted for stock splits) of Common Stock at a price of $3.41(adjusted for stock splits) per share through a full recourse note due the Company on demand, but in no event later than May 2001. The note bears interest floating at the lower of 10% or the prime rate (8.50% at June 30, 1999) with interest payable quarterly. The balance of the note receivable of $1,438,000 is reflected as a reduction of shareholders' equity at June 30, 1999. During the fiscal year ended June 30, 1999 and 1998, the President of the Company made interest payments of approximately $131,000 and $122,000, respectively in connection with the note relating to his 1996 exercise of stock options.

The Company's Chairman and President directs the investment activity of the Company, Santa Fe and Portsmouth in public and private markets pursuant to authority granted by the Board of Directors of each entity. Depending on certain market conditions and various risk factors, the President and members of his immediate family may at times invest in the same companies in which the Company, Santa Fe and Portsmouth invest. The Company, Santa Fe and Portsmouth encourage such investments because it places personal resources of the President and his family members at risk in connection with investment decisions made on behalf of the Company, Santa Fe and Portsmouth. Following allegations concerning the President made by a former officer and director of the Company, the Board of Directors authorized committees of the Board to conduct a thorough and independent review of such matters, including the Company's practices in this regard. The committee advised the Board of Directors that it found the material allegations of improprieties made by the former officer and director could not be substantiated. The committee made recommendations that the Company institute certain modifications to its existing procedures to reduce the potential for conflicts of interest. The Company's Board of Directors has adopted these recommendations.

Gary N. Jacobs, a Director of the Company, is a senior partner of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP which provided legal services to the Company during the years ended June 30, 1999 and 1998. During the years ended June 30, 1999 and 1998, the Company made payments of approximately $269,750 and $86,000, respectively to Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP.

                             PROPOSAL II

          Ratification Of Appointment Of Independent Accountants

The Board of Directors has selected the firm of PricewaterhouseCoopers LLP, certified public accountants, to continue as the Company's independent accountants for the fiscal year ending June 30, 2000 and recommends to the shareholders that they vote for the ratification of this selection. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting. The Board expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and the Board will provide these representatives with an opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENSENT ACCOUNTANTS FOR THE COMPANY.



                            OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice, other that the approval of the minutes of the last shareholders' meeting, which action will not amount to ratification of the actions taken at that meeting. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of that person.


                         SHAREHOLDER PROPOSALS

It is presently anticipated that the 2000 Annual Meeting of Shareholders will be held on or around January 24, 2001. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the 2000 Annual Meeting must be received by the Company no later than August 23, 2000. The proposal must be in accordance with the provisions of Rule 4a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested,


                     FORM 10-KSB and ANNUAL REPORT

The Annual Report to Shareholders for the 1999 fiscal year accompanies this proxy statement, but is not deemed a part of the proxy solicitation material. A copy of the Company's Form 10-KSB for the fiscal year ended June 30, 1999, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: John V. Winfield, President, The InterGroup Corporation, 820 Moraga Drive, Los Angeles, CA 90049. Such request must set forth a good-faith representation that the requesting party was either a holder of record or beneficial owner of the common stock of the Company on December 13, 1999. The Company's Form 10-KSB and other public filings are also available through the Securities and Exchange Commission's world wide web site (http://www.sec.gov.).

                                       By Order of the Board of Directors

                                       THE INTERGROUP CORPORATION

                                       Gary N. Jacobs
                                       Secretary

                                FORM OF PROXY

          This Proxy is Solicited on Behalf of the Board of Directors of
                          THE INTERGROUP CORPORATION

	The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of The InterGroup Corporation to be held on January
26, 2000 at 2:00 P.M. at the Luxe Summit Hotel Bel-Air, 11461 Sunset
Boulevard, Los Angeles, California 90049 and the Proxy Statement in connection therewith each dated December 16, 1999; (b) appoints John V. Winfield and Gary N. Jacobs, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Common Stock of The InterGroup Corporation held of record by the undersigned on December 13, 1999 at the Annual Meeting of Shareholders to be held on January 26, 2000 or at any adjournment thereof.



                         (To be Signed on Reverse Side)

                       Please date, sign and mail your
                    Proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                          THE INTERGROUP CORPORATION

                               January 26, 2000

                 Please Detach and Mail in the Envelope Provided
----------------------------------------------------------------------------

[X] Please mark your
    votes as in this
    example.

                                WITHHOLD AUTHORITY
              FOR NOMINEE       TO VOTE FOR NOMINEES
             LISTED AT RIGHT      LISTED AT RIGHT

                                                      Nominees:
1. Election
   of Class C     [ ]                [ ]              Mildred Bond Roxborough
   Directors                                          John C. Love

To withhold authority to vote for any individual nominee, strike a line through that nominee's name in line at right.

                                                  FOR       AGAINST   ABSTAIN
2.  PROPOSAL TO APPROVE THE RETENTION
    OF PRICEWATERHOUSECOOPERS LLP AS
    AS THE INDEPENDENT PUBLIC ACCOUNTANTS         [ ]         [ ]       [ ]
    OF THE INTERGROUP CORPORATION.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

Please date, sign, and return this proxy in the enclosed envelope.



SIGNATURE_________________  DATE ______    ______________________  DATE _____
                                         Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.